                                                                   EXHIBIT 10.12

                     [CANPET ENERGY GROUP INC. LETTERHEAD]

December 17, 1999

Geocan Energy Inc.
800, 717 - 7th Avenue S.W.
Calgary, Alberta
T2P 0Z3

ATTENTION: MR. BRAD J.S. FARRIS

Dear Brad:

Re: CRUDE OIL PURCHASE AGREEMENT - C99-0059

GEOCAN ENERGY INC., ("Seller") agrees to sell and deliver to CANPET ENERGY GROUP INC., ("Buyer") and Buyer agrees to purchase and accept CRUDE OIL on the following terms and conditions:

1. PRODUCT:            Marketable Crude Oil

2. VOLUME:             As set out in Exhibit "A"

3. DELIVERY POINT:     As set out in Exhibit "A"

4. TERM: To begin November 1, 1999 and continuing thereafter on a monthly basis subject to the issuance by either party of one (1) full calendar month written notice of cancellation.

5. PRICE:              CANPET's price at the delivery point.

The General Provisions attached hereto are made a part of this agreement.

Sincerely,
CANPET ENERGY GROUP INC.

/s/ GREG WARNOCK

GREG WARNOCK
PRODUCER SERVICES REPRESENTATIVE


ACCEPTED & AGREED TO WITH EFFECT FROM
THE FIRST DAY OF THE TERM, DATED THIS
31 DAY OF DEC., 1999.

GEOCAN ENERGY INC.

PER: /s/ [ILLEGIBLE]
     --------------------------------
     GST:

[CANPET ENERGY GROUP INC. LOGO]

                               GEOCAN ENERGY INC.

                        CRUDE PURCHASE CONTRACT C99-0059

                                  EXHIBIT "A"

                  AMENDED EXHIBIT A EFFECTIVE DECEMBER 1, 1999


                                                                 APPROXIMATE
LOCATION                        DELIVERY POINT               VOLUME (M(3)/MONTH)
ENBRIDGE (SASK) MEDIUM
11-12-007-09W2                Pipeline Connected                    250


                              PRODUCER TOTAL                        250
                                                                    ===


Sincerely
CANPET ENERGY GROUP INC.

/s/ GREG WARNOCK

GREG WARNOCK
PRODUCER SERVICES REPRESENTATIVE

ACCEPTED 7 AGREED TO WITH EFFECT FROM
THE FIRST DAY OF THE TERM, DATED THIS
7TH DAY OF JANUARY, 2000.

GEOCAN ENERGY INC.

PER;  [ILLEGIBLE)
    ---------------------